SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                               FORM 8-K


                          CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported)  October 2, 1997

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
    SANTA ANITA REALTY                       SANTA ANITA OPERATING
     ENTERPRISES, INC.                             COMPANY
(Exact name of registrant as              (Exact name of registrant as
  specified in its charter)                 specified in its charter)

           Delaware                               Delaware
(State or other jurisdiction              (State or other jurisdiction
    of incorporation)                           of incorporation)


          95-3520818                              95-3419438
(IRS Employer Identification No.)         (IRS Employer Identification No.)

             0-9109                                 0-9110
   (Commission File Number)               (Commission File Number)


301 West Huntington Drive, Suite 405      285 West Huntington Drive
            Arcadia, CA 91007                    Arcadia, CA 91007
(Address of principal executive offices   (Address of principal executive offices
      including zip code)                         including zip code)

         (626) 574-5550                             (626) 574-7223
(Registrant's telephone number            (Registrant's telephone number
      including area code)                      including area code)

(Former name or former address,           (Former name or former address,
 if changed since last report)             if changed since last report)

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ITEM 5.   OTHER EVENTS

     A.   SALE OF SHARES OF PAIRED COMMON STOCK

          On October 2, 1997, pursuant to Section 1.7 of the Third Amended and Restated Agreement and Plan of Merger, dated as of April 13, 1997 (the "Merger Agreement"), by and among Santa Anita Realty Enterprises, Inc., Santa Anita Operating Company (together, "The Companies"), Meditrust and Meditrust Acquisition Company, The Companies sold a total of 650,000 newly issued shares of paired Common Stock of The Companies to six Unaffiliated Persons (as such term is defined in the Merger Agreement) designated by Meditrust at a price of $31.00 per paired share, for an aggregate of $20,150,000 in proceeds received by The Companies.

     B.   REDEMPTION OF SERIES A PREFERRED STOCK

          On October 4, 1997, Colony Investors II, L.P.
("Colony") exercised its right to require The Companies to redeem its 867,343 paired shares of Series A Redeemable Preferred Stock
("Series A Preferred Stock") of The Companies. Colony is the sole holder of Series A Preferred Stock.

          Under the terms of the Series A Preferred Stock, the redemption price for the Series A Preferred Stock is $28,559,002.96 and must be paid on or before November 3, 1997. The Companies must deliver $11,253,775.43 of the redemption price in cash and, for the remainder of the redemption price, may deliver in lieu of cash promissory notes, due six months from the date of issue. Such notes will bear interest at a variable rate equal to 2% per annum in excess of the prime commercial lending rate published from time to time in The Wall Street Journal.

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                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

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

SANTA ANITA REALTY ENTERPRISES, INC.         SANTA ANITA OPERATING COMPANY


By:   /S/ BRIAN L. FLEMING                    By:    /S/ WILLIAM C. BAKER
         Brian L. Fleming                            William C. Baker
      Acting President and Chief Executive           Chairman of the Board and Chief
      Officer and Executive Vice President           (Principal Executive and Financial
      and Chief Financial Officer                    Officer)
      (Principal Executive and Financial
      Officer)

Date:  October 23, 1997                       Date:  October 23, 1997


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